UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2024

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-39325	54-1598552
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4300 Cox Road

Glen Allen, Virginia 23060

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $1.33 per share	AUB	New York Stock Exchange
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.875% Perpetual Non-Cumulative Preferred Stock, Series A	AUB.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on October 21, 2024, Atlantic Union Bankshares Corporation (“Atlantic Union”) entered into an Agreement and Plan of Merger (the “merger agreement”) with Sandy Spring Bancorp, Inc. (“Sandy Spring”), providing for the merger of Sandy Spring with and into Atlantic Union, with Atlantic Union continuing as the surviving corporation (the “merger”).

In connection with the merger, Atlantic Union filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 on November 21, 2024, as amended on December 13, 2024, and which was declared effective by the SEC on December 17, 2024, which contained a prospectus with respect to the shares of Atlantic Union common stock to be issued in connection with the merger and a joint proxy statement of Atlantic Union and Sandy Spring. Each of Atlantic Union and Sandy Spring filed a definitive joint proxy statement/prospectus with the SEC on December 17, 2024 (collectively, the “joint proxy statement/prospectus”), which Atlantic Union and Sandy Spring first mailed to their respective shareholders and stockholders on or about December 18, 2024.

Supplemental Disclosures to the Joint Proxy Statement/Prospectus

The supplemental information contained in this Current Report on Form 8-K supplements the disclosures contained in the joint proxy statement/prospectus and should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. Defined terms used but not defined below have the meanings set forth in the joint proxy statement/prospectus. All page references in the information below are to pages in the joint proxy statement/prospectus. Paragraph references used herein refer to the joint proxy statement/prospectus before any additions or deletions resulting from the supplemental disclosures. The information contained herein speaks only as of January 2, 2025, unless the information indicates another date applies.

The section of the joint proxy statement/prospectus entitled “The Merger—Interests of Sandy Spring’s Directors and Executive Officers in the Merger” is hereby supplemented by replacing the paragraph beginning at the bottom of page 107 and extending into the top of page 108 with the following in its entirety:

For the estimated value of the unvested Sandy Spring Equity Awards that would be realized by each of the named executive officers upon a qualifying termination of employment at the effective time, see the section entitled “The Merger — Interests of Sandy Spring’s Directors and Executive Officers in the Merger — Quantification of Payments and Benefits to Sandy Spring‘s Named Executive Officers.” Based on the same assumptions set forth in such section (including the assumed price set forth therein and the applicable footnotes to the table included in such section), (i) the estimated aggregate value that would be realized by the Sandy Spring executive officers who are not named executive officers in respect of their unvested Sandy Spring Equity Awards (including any accrued dividend equivalents thereon with respect to Sandy Spring RSU Awards and Sandy Spring PSU Awards) upon a qualifying termination of employment at the effective time is: Sandy Spring restricted stock — $1,768,583, Sandy Spring RSU Awards — $1,179,513, and Sandy Spring PSU Awards — $276,976; and (ii) the estimated aggregate value that would be realized by the eleven (11) non-employee members of the Sandy Spring board of directors in respect of their unvested Sandy Spring Equity Awards (including any accrued dividend equivalents thereon with respect to Sandy Spring RSU Awards) is: Sandy Spring RSU Awards — $835,328.

The section of the joint proxy statement/prospectus entitled “The Merger—Interests of Sandy Spring’s Directors and Executive Officers in the Merger” is hereby supplemented by replacing the last paragraph on page 108 with the following in its entirety:

For an estimate of the amounts that would be realized by each of Sandy Spring’s named executive officers upon a qualifying termination at the effective time under the Executive Severance Plan, see the section entitled “The Merger — Interests of Sandy Spring’s Directors and Executive Officers in the Merger — Quantification of Payments and Benefits to Sandy Spring’s Named Executive Officers.” Based on the same assumptions set forth in such section (including the applicable footnotes to the table included in such section), the estimated aggregate amount of the severance payments and benefits (including all components described above) that would be payable to the five executive officers who are not named executive officers and are participants in the Executive Severance Plan is $10,013,568.

The section of the joint proxy statement/prospectus entitled “The Merger—Interests of Sandy Spring’s Directors and Executive Officers in the Merger” is hereby supplemented by adding the following new subsection after the subsection captioned “New Compensation Arrangements” on page 109:

December 2024 Modifications of Compensatory Arrangements for Certain Executive Officers

In connection with certain consequences of the merger, certain employees of Sandy Spring (including certain of its named executive officers and other executive officers) may become entitled to payments and benefits that may be treated as “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (“Section 280G” and the “Code”, respectively). On December 26, 2024, to mitigate the potential impact of Section 280G and Section 4999 of the Code on Sandy Spring and its applicable executive officers, the Compensation Committee of Sandy Spring’s board of directors approved the acceleration into December 2024 of the payment, vesting and grant of certain equity awards and cash-based awards that otherwise would have been payable to certain executive officers, including the named executive officers, of Sandy Spring, on or prior to the closing of the merger, as described further below, subject to execution by each of the executives of an Acceleration and Clawback Agreement. The executives of Sandy Spring impacted by the actions of the Compensation Committee consist of Daniel J. Schrider, Charles S. Cullum, Joseph J. O’Brien, Jr., R. Louis Caceres, Aaron M. Kaslow, and five additional executive officers of Sandy Spring (collectively, the “impacted executives”). The actions of the Compensation Committee are intended to benefit Sandy Spring by preserving compensation-related corporate income tax deductions for Sandy Spring that otherwise might be disallowed through the operation of Section 280G and to mitigate or eliminate the amount of excise tax that may be payable by the impacted executives pursuant to Section 4999 of the Code in connection with Section 280G in certain circumstances.

In approving the accelerated payments, vestings and grants of awards, the Compensation Committee considered, among other things, the projected value of the compensation-related corporate income tax deductions that otherwise might be lost as a result of the effect of Section 280G and the benefits to Sandy Spring of reducing the potential tax burden on the impacted executives.

The approved accelerated payments, vestings and grants took one or more of the following forms, to the extent applicable to each impacted executive: (i) the payment in December 2024 of the impacted executive’s fiscal year 2024 annual cash bonus that otherwise would be payable in 2025 with performance deemed to be 60% of target (the “Accelerated Bonus”); (ii) the vesting of certain restricted stock awards that otherwise would have vested and been settled in 2025 (the “Accelerated RSAs”); (iii) the cancellation of certain Sandy Spring performance-vesting restricted stock units (the “Cancelled PSUs”) held by the impacted executive that otherwise would have vested and been settled in 2026 and 2027, and the re-issuance of such Cancelled PSUs (at target performance levels) as restricted stock awards with time-based vesting that otherwise vest on the same terms and conditions as those applicable to the Cancelled PSUs (the “Reissued RSAs”) and require the impacted executive to make an election under Section 83(b) of the Code with respect to such Reissued RSAs; and (iv) the grant in December 2024 of the annual equity awards currently scheduled to be made to each impacted executive in March 2025 in the form of time-based restricted stock awards that will vest in equal installments beginning on April 1, 2026 (the “Accelerated 2025 RSA Awards”) and require the impacted executive to make an election under Section 83(b) of the Code with respect to such Accelerated 2025 RSA Awards. The Accelerated Bonus, the Accelerated RSAs, the Reissued RSAs and the Accelerated 2025 RSA Awards (collectively, the “Accelerated Amounts”), as applicable, offset the corresponding payments or amounts the impacted executive otherwise would have been entitled to receive upon the consummation of the merger or otherwise in 2025, thereby precluding duplication of payments. All Accelerated Amounts will be reduced by applicable tax withholdings and are subject to the terms of the Acceleration and Clawback Agreement.

Specifically, the Compensation Committee approved for each impacted executive the following accelerated payments, vestings and grants:

•	For Mr. Schrider, (a) an Accelerated Bonus in the amount of $405,000, (b) the grant of 36,222 Reissued RSAs in connection with the cancellation of 36,222 Cancelled PSUs (including accrued dividend equivalents) and (c) the grant of 13,014 Accelerated 2025 RSA Awards. The estimated value of Mr. Schrider’s Reissued RSAs and Accelerated 2025 RSA Awards is $1,587,565, assuming a per share price of $32.24 (the average closing market price of Sandy Spring common stock over the first five business days following the first public announcement of the merger on October 21, 2024), such that the aggregate dollar value of his accelerated compensation in cash and shares is estimated to be $1,992,565.

•	For Mr. Cullum, (a) an Accelerated Bonus in the amount of $153,780, (b) 758 Accelerated RSAs, (c) the grant of 4,242 Reissued RSAs in connection with the cancellation of 4,242 Cancelled PSUs (including accrued dividend equivalents) and (d) the grant of 4,043 Accelerated 2025 RSA Awards. The estimated value of Mr. Cullum’s Accelerated RSAs, Reissued RSAs and Accelerated 2025 RSA Awards is $267,141, assuming a per share price of $32.24 (the average closing market price of Sandy Spring common stock over the first five business days following the first public announcement of the merger on October 21, 2024), such that the aggregate dollar value of his accelerated compensation in cash and shares is estimated to be $420,921.

•	For Mr. O’Brien, (a) an Accelerated Bonus in the amount of $233,100, (b) the grant of 17,413 Reissued RSAs in connection with the cancellation of 17,413 Cancelled PSUs (including accrued dividend equivalents) and (c) the grant of 6,019 Accelerated 2025 RSA Awards. The estimated value of Mr. O’Brien’s Reissued RSAs and Accelerated 2025 RSA Awards is $755,542, assuming a per share price of $32.24 (the average closing market price of Sandy Spring common stock over the first five business days following the first public announcement of the merger on October 21, 2024), such that the aggregate dollar value of his accelerated compensation in cash and shares is estimated to be $988,642.

•	For Mr. Caceres, (a) an Accelerated Bonus in the amount of $171,000, (b) the grant of 12,977 Reissued RSAs in connection with the cancellation of 12,977 Cancelled PSUs (including accrued dividend equivalents) and (c) the grant of 4,465 Accelerated 2025 RSA Awards. The estimated value of Mr. Caceres’ Reissued RSAs and Accelerated 2025 RSA Awards is $562,399, assuming a per share price of $32.24 (the average closing market price of Sandy Spring common stock over the first five business days following the first public announcement of the merger on October 21, 2024), such that the aggregate dollar value of his accelerated compensation in cash and shares is estimated to be $733,399.

•	For Mr. Kaslow, (a) an Accelerated Bonus in the amount of $161,040, (b) the grant of 11,219 Reissued RSAs in connection with the cancellation of 11,219 Cancelled PSUs (including accrued dividend equivalents) and (c) the grant of 3,881 Accelerated 2025 RSA Awards. The estimated value of Mr. Kaslow’s Reissued RSAs and Accelerated 2025 RSA Awards is $486,885, assuming a per share price of $32.24 (the average closing market price of Sandy Spring common stock over the first five business days following the first public announcement of the merger on October 21, 2024), such that the aggregate dollar value of his accelerated compensation in cash and shares is estimated to be $647,925.

•	For the other five impacted executives who are not named executive officers of Sandy Spring, (a) an aggregate Accelerated Bonus amount of $578,700, (b) an aggregate of 909 Accelerated RSAs, (c) the grant of an aggregate of 39,362 Reissued RSAs in connection with the cancellation of an aggregate of 39,362 Cancelled PSUs (including accrued dividend equivalents) and (d) the grant of an aggregate of 15,488 Accelerated 2025 RSA Awards. The estimated value of such other impacted executives’ Accelerated RSAs, Reissued RSAs and Accelerated 2025 RSA Awards is $1,739,279 in the aggregate, assuming a per share price of $32.24 (the average closing market price of Sandy Spring common stock over the first five business days following the first public announcement of the merger on October 21, 2024), such that the aggregate dollar value of such other impacted executives’ accelerated compensation in cash and shares is estimated to be $2,317,979.

In connection with the accelerated payments, vestings and grants described above, each impacted executive has signed an Acceleration and Clawback Agreement providing that the impacted executive’s accelerated payments are subject to certain repayment and true-up conditions.

Under the Acceleration and Clawback Agreement, in the event that an impacted executive’s employment with Sandy Spring terminates prior to the date on which the applicable payment or grant would have been earned and/or made but for the payment of the Accelerated Amounts, as applicable, and such termination otherwise would result in forfeiture of any portion of the Accelerated Bonus, the Accelerated RSAs, the Reissued RSAs or the non-issuance of the Accelerated 2025 RSA Awards that constitute the Accelerated Amounts, or in the event that the impacted executive would have otherwise been required to forfeit or repay any such amounts pursuant to the terms and conditions thereof, as applicable, then the impacted executive must (i) repay to Sandy Spring the applicable cash amounts underlying the Accelerated Bonus, as applicable, (ii) repay the Accelerated RSAs and the Reissued RSAs (or the cash value of such shares based on the closing share price on the termination date) or, if the impacted executive has sold the shares, the cash proceeds received by the impacted executive from the sale of the such shares, and (iii) forfeit the impacted executive’s Accelerated 2025 RSA Awards notwithstanding anything to the contrary in the award agreement that would provide for continued or accelerated vesting. If an impacted executive is required to make any such repayment, and fails to repay any such amount in a timely manner, the impacted executive will be required to reimburse Sandy Spring for any reasonable fees (including reasonable attorney’s fees) or costs it incurs in connection with seeking repayment.

The Acceleration and Clawback Agreement further provides that, if the Compensation Committee approves a payout of fiscal year 2024 cash bonuses that exceeds 60% of target performance, Sandy Spring will pay to each impacted executive that received an Accelerated Bonus, at the time the fiscal year 2024 cash bonuses are generally paid to employees, an amount equal to the difference between the actual payout percentage and the amount of the Accelerated Bonus, less applicable taxes and withholdings. If the fiscal year 2024 cash bonuses are less than 60% of target performance, each impacted executive that received an Accelerated Bonus must repay Sandy Spring, at the time the fiscal year 2024 cash bonuses are generally paid to employees, an amount equal to the difference between the actual payout percentage and the amount of the Accelerated Bonus, on a net after-tax basis and based on the impacted executive’s marginal combined tax rate.

Notwithstanding anything to the contrary in the merger agreement, each Reissued RSA and Accelerated 2025 RSA Award that is outstanding immediately prior to the effective time will be assumed by Atlantic Union and will be converted into a number of restricted shares of Atlantic Union common stock determined by multiplying the number of restricted shares of Sandy Spring common stock subject to the applicable Reissued RSA or Accelerated 2025 RSA Award immediately prior to the effective time by the exchange ratio (each, an “Assumed RSA”), rounded down to the nearest whole share. Each Assumed RSA will continue to have, and will be subject to, the same terms and conditions as applied to the corresponding Reissued RSA or Accelerated 2025 RSA Award immediately prior to the effective time.

The section of the joint proxy statement/prospectus entitled “The Merger—Interests of Sandy Spring’s Directors and Executive Officers in the Merger” is hereby supplemented by replacing the subsection captioned “Quantification of Payments and Benefits to Sandy Spring’s Named Executive Officers” beginning on page 109 with the following in its entirety:

Quantification of Payments and Benefits to Sandy Spring’s Named Executive Officers

The table below sets forth the information required by Item 402(t) of the Regulation S-K regarding certain compensation that will or may be paid or become payable to each of Sandy Spring’s “named executive officers” (as identified in accordance with SEC regulations) and that is based on, or otherwise relates to, the merger. The amounts listed below are estimates based on the following assumptions:

•	The effective time occurs on December 26, 2024;

•	Each named executive officer experiences a qualifying termination under the Executive Severance Plan and a qualifying termination for purposes of his unvested Sandy Spring Equity Awards, in each case as of the effective time;

•	The named executive officer’s base salary remains unchanged from that in place as of December 26, 2024;

•	Sandy Spring Equity Awards that are outstanding as of December 26, 2024;

•	The price per share of Sandy Spring common stock at the effective time is $32.24 (the average closing market price of Sandy Spring common stock over the first five (5) business days following the first public announcement of the merger on October 21, 2024, as required by Item 402(t) of Regulation S-K); and

•	For purposes of the unvested Sandy Spring PSU Awards set forth in the table, achievement based on target performance.

The calculations in the tables below do not include amounts that Sandy Spring named executive officers were already entitled to receive or vested in as of the date of this joint proxy statement/prospectus. The calculations in this table also do not include compensation actions that may occur after the date of this joint proxy statement/prospectus but before the effective time (including any salary adjustments or additional equity award grants, issuances, vestings or forfeitures that may occur) or future dividends or dividend equivalents that may be accrued after the date of this joint proxy statement/prospectus but before the effective time. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.

Named Executive Officers	Cash(1)	Equity(2)	Benefits(3)	Total
Daniel J. Schrider	$5,486,621	$3,029,356	$95,868	$8,611,845
Charles C. Cullum	$2,491,041	$395,299	$71,352	$2,957,692
Joseph J. O’Brien, Jr.	$3,309,546	$1,432,668	$95,868	$4,838,082
R. Louis Caceres	$2,656,964	$1,065,278	$95,868	$3,818,110
Aaron M. Kaslow	$2,565,459	$891,130	$31,536	$3,488,125
Philip J. Mantua(4)	$—	$—	$—	$—

(1)	Cash. The cash amounts payable to the named executive officers consist of the following benefits payable on a “double-trigger” basis under the Executive Severance Plan, (a) a lump sum cash severance payment equal to the product of three times the sum of the named executive officer’s base salary plus target bonus and (b) a lump sum cash payment equal to the named executive officer’s pro-rata bonus for the year in which the executive terminated.

(2)	Equity. As described in the sections entitled “The Merger Agreement — Treatment of Sandy Spring Equity Awards” and “—December 2024 Modifications of Compensatory Arrangements for Certain Executive Officers,” and as set forth in more detail in the table below, the amounts below represent the value of the unvested Sandy Spring Restricted Stock (including Reissued RSAs and Accelerated 2025 RSA Awards), Sandy Spring RSU Awards and Sandy Spring PSU Awards (including any accrued dividend equivalents or dividend equivalent units with respect to Sandy Spring RSU Awards and Sandy Spring PSU Awards) that will vest in connection with a qualifying termination following a change in control (i.e., “double-trigger”).

(3)	Benefits. Represents “double-trigger” health and welfare benefits under the Executive Severance Plan, consisting of a cash payment equal to the monthly cost for the continuation of group medical, dental and vision coverage through COBRA multiplied by 36.

(4)	Former Executive Officer. Philip J. Mantua, Sandy Spring’s former Chief Financial Officer, retired from Sandy Spring on December 31, 2024 and is not entitled to receive any compensation in connection with, or as a result of, the merger.

Named Executive Officers	Sandy Spring Restricted Stock	Sandy Spring RSU Awards	Sandy Spring PSU Awards
Daniel J. Schrider	$1,587,566	$1,100,617	$341,174
Charles C. Cullum	$267,142	$128,157	$—
Joseph J. O’Brien, Jr.	$755,541	$521,324	$155,803
R. Louis Caceres	$562,400	$388,057	$114,821
Aaron M. Kaslow	$486,884	$327,989	$76,257

*      *      *

The description of the Acceleration and Clawback Agreement included in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Acceleration and Clawback Agreement, a copy of which is furnished as Exhibit 99.1 herewith and is incorporated by reference herein.

The information disclosed in this Item 7.01 and in Item 9.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description of Exhibit
99.1	Form of Acceleration and Clawback Agreement
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Atlantic Union and Sandy Spring, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Atlantic Union or Sandy Spring or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, among others, the following:

•	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;

•	the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) and the possibility that the proposed transaction does not close when expected or at all because required regulatory approval, the approval by Atlantic Union’s shareholders or Sandy Spring’s stockholders, or other approvals and the other conditions to closing are not received or satisfied on a timely basis or at all;

•	the outcome of any legal proceedings that may be instituted against Atlantic Union or Sandy Spring;

•	the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Atlantic Union and Sandy Spring operate;

•	the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;

•	the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks;

•	the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;

•	the diversion of management’s attention from ongoing business operations and opportunities;

•	potential adverse reactions of Atlantic Union’s or Sandy Spring’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

•	a material adverse change in the financial condition of Atlantic Union or Sandy Spring; changes in Atlantic Union’s or Sandy Spring’s share price before closing;

•	risks relating to the potential dilutive effect of shares of Atlantic Union’s common stock to be issued in the proposed transaction;

•	general competitive, economic, political and market conditions;

•	major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks;

•	other factors that may affect future results of Atlantic Union or Sandy Spring, including, among others, changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates; deposit flows; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause Atlantic Union’s, Sandy Spring’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Atlantic Union’s, Sandy Spring’s or the combined company’s results.

Although each of Atlantic Union and Sandy Spring believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of Atlantic Union or Sandy Spring will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in (i) Atlantic Union’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000883948/000088394824000030/aub-20231231x10k.htm), quarterly reports on Form 10-Q, Current Reports on Form 8-K and other documents subsequently filed by Atlantic Union with the SEC, (ii) in Sandy Spring’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/824410/000082441024000011/sasr-20231231.htm), and its other filings with the SEC and quarterly reports on Form 10-Q, Current Reports on Form 8-K and other documents subsequently filed by Sandy Spring with the SEC and (iii) the definitive joint proxy statement/prospectus related to the merger, which was filed by Atlantic Union with the SEC on December 17, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/883948/000110465924129289/tm2428626-7_424b3.htm).

The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Atlantic Union, Sandy Spring or each of their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Atlantic Union and Sandy Spring urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by Atlantic Union and Sandy Spring. Forward-looking statements speak only as of the date they are made and Atlantic Union and/or Sandy Spring undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

Important Additional Information about the Transaction and Where to Find It

This Current Report on Form 8-K does not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Atlantic Union filed with the SEC a Registration Statement on Form S-4 on November 21, 2024 (the “Registration Statement”), as amended on December 13, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/883948/000110465924128354/tm2428626-4_s4a.htm), to register the shares of Atlantic Union capital stock to be issued in connection with the proposed transaction. The Registration Statement includes a joint proxy statement of Atlantic Union and Sandy Spring and also includes a prospectus of Atlantic Union. The Registration Statement was declared effective by the SEC on December 17, 2024. Atlantic Union filed a definitive joint proxy statement/prospectus on December 17, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/883948/000110465924129289/tm2428626-7_424b3.htm), and it was first mailed to Atlantic Union shareholders on December 18, 2024.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS, SHAREHOLDERS OF ATLANTIC UNION AND STOCKHOLDERS OF SANDY SPRING ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, AS AMENDED, WHICH IS AVAILABLE AT https://www.sec.gov/Archives/edgar/data/883948/000110465924128354/tm2428626-4_s4a.htm AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, WHICH IS AVAILABLE AT https://www.sec.gov/Archives/edgar/data/883948/000110465924129289/tm2428626-7_424b3.htm, AS WELL AS ANY OTHER RELEVANT AMENDMENTS  THERETO, DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING ATLANTIC UNION, SANDY SPRING, THE TRANSACTION AND RELATED MATTERS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATLANTIC UNION, SANDY SPRING AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval with respect to the proposed transaction between Atlantic Union and Sandy Spring. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

A copy of the Registration Statement, the definitive joint proxy statement/prospectus, as well as other filings containing information about Atlantic Union and Sandy Spring, may be obtained, free of charge, at the SEC’s website (http://www.sec.gov). You are also able to obtain these documents, free of charge, from Atlantic Union by accessing Atlantic Union’s website at https://investors.atlanticunionbank.com or from Sandy Spring by accessing Sandy Spring’s website at https://sandyspringbancorp.q4ir.com/overview/default.aspx. Copies of the Registration Statement, the definitive joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference therein can also be obtained, without charge, by directing a request to Atlantic Union Investor Relations, 4300 Cox Road, Glen Allen, Virginia 23060, or by calling (804) 448-0937, or to Sandy Spring by directing a request to Sandy Spring Investor Relations, 17801 Georgia Avenue, Olney, Maryland 20832 or by calling (301) 774-8455. The information on Atlantic Union’s or Sandy Spring’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Atlantic Union, Sandy Spring and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Atlantic Union and stockholders of Sandy Spring in connection with the proposed transaction.

Information about the interests of the directors and executive officers of Atlantic Union and Sandy Spring and other persons who may be deemed to be participants in the solicitation of shareholders of Atlantic Union and stockholders of Sandy Spring in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, is included in Atlantic Union’s definitive joint proxy statement/prospectus related to the proposed transaction, which was filed with the SEC on December 17, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/883948/000110465924129289/tm2428626-7_424b3.htm).

Information about the directors and executive officers of Atlantic Union and their ownership of Atlantic Union common stock is also set forth in the definitive proxy statement for Atlantic Union’s 2024 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 26, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000883948/000155837024003888/aub-20240507xdef14a.htm). Information about the directors and executive officers of Atlantic Union, their ownership of Atlantic Union common stock, and Atlantic Union’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in Atlantic Union’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000883948/000088394824000030/aub-20231231x10k.htm), and in the sections entitled “Corporate Governance,” “Executive Officers” and “Stock Ownership of Directors, Executive Officers and Certain Beneficial Owners” included in Atlantic Union’s definitive proxy statement in connection with its 2024 Annual Meeting of Shareholders, as filed with the SEC on March 26, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000883948/000155837024003888/aub-20240507xdef14a.htm). To the extent holdings of Atlantic Union’s common stock by the directors and executive officers of Atlantic Union have changed from the amounts of Atlantic Union’s common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Information about the directors and executive officers of Sandy Spring and their ownership of Sandy Spring common stock can also be found in Sandy Spring’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 10, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/824410/000119312524091479/d784978ddef14a.htm) and other documents subsequently filed by Sandy Spring with the SEC. Information about the directors and executive officers of Sandy Spring, their ownership of Sandy Spring common stock, and Sandy Spring’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in Sandy Spring’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 20, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/824410/000082441024000011/sasr-20231231.htm), and in the sections entitled “Corporate Governance,” “Transactions with Related Persons” and “Stock Ownership Information” included in Sandy Spring’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 10, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/824410/000119312524091479/d784978ddef14a.htm). To the extent holdings of Sandy Spring common stock by the directors and executive officers of Sandy Spring have changed from the amounts of Sandy Spring common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION
(Registrant)

Date: January 2, 2025	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and Chief Financial Officer